                     -------------------------------------
                                     TRUST

                               for Credit Unions

                     -------------------------------------


                                 ANNUAL REPORT
                           -------------------------
                                AUGUST 31, 1997

Dear TCU Investor,

  Thank you for your continued support of the Trust for Credit Unions (TCU). We would like to extend a special thank you to those credit unions that opened new accounts with TCU this year.

  We are pleased to report that the TCU portfolios performed well during the 12-month period under review, with each portfolio outperforming its respective benchmark. In addition, look for continued advances in the following areas during the upcoming year:

  . CUSTOMER SERVICE: In September 1997, Goldman, Sachs & Co. introduced its
   SMARTPlus system. An Internet-based program, SMARTPlus gives TCU investors the ability to check their account status and enter trades. To sign up, please call 1-800-621-2553. There is no charge for the service.

  . LOWER TCU MONEY MARKET PORTFOLIO EXPENSES: In July 1997, the fund's administrator and investment advisor each waived a portion of its fee in order to provide investors with a higher yield. We hope to continue this effort through 1998.

  We appreciate your choice of TCU for your credit union's investments and look forward to continuing to work with you for many years to come.

Sincerely,


/s/ Wendell A. Sebastian               /s/ Gordon F. Linke
Wendell A. Sebastian                   Gordon F. Linke
President                              Vice President
Callahan Financial Services, Inc.      Goldman Sachs Asset Management
and Trust for Credit Unions


September 30, 1997

Dear TCU Investor,

  We welcome the opportunity to review the performance of the Trust for Credit Unions portfolios for the 12-month period ending August 31, 1997. To help put the portfolios' performance in perspective, we are also providing a brief overview of the economy and bond market during the period.

ECONOMIC REVIEW: ECONOMIC ACTIVITY ACCELERATED, LED BY INCREASED CONSUMER
SPENDING

  When the Trust's fiscal year began in September 1996, lackluster consumer spending and a widening U.S. trade deficit restrained economic growth. However, during the fourth quarter of 1996 and first quarter of 1997, the pace of economic activity picked up significantly, led by a sharp increase in retail sales, rising factory orders and buoyant construction outlays. As a result, real Gross Domestic Product (GDP) rose 3.8% and 4.9% (annualized) during the fourth quarter of 1996 and the first quarter of 1997, respectively. In March, the stronger-than-expected economic data prompted Federal Reserve policy makers to raise the Federal funds rate to 5.50% from 5.25%, its first increase since February 1995. During the second quarter of 1997, real GDP eased to a somewhat more moderate 3.6% growth rate (annualized), partly because a cool spring impacted weather-sensitive areas such as retail sales and construction. As the period came to a close, growth reaccelerated, as indicated by a tightening labor market, a rebound in consumer purchases and an increase in home sales.

THE BOND MARKET FELL DUE TO RISING INFLATION FEARS, THEN REBOUNDED

  The U.S. fixed income market rallied sharply when the period began, as interest rates retreated during October and November 1996 in anticipation of a continued slowdown in U.S. economic growth. In December, however, the market experienced a reversal when strong economic data raised concerns that Federal Reserve policy makers would increase short-term interest rates to dampen potential inflationary pressures. As expected, the Fed raised the Federal funds rate in March; the move was broadly perceived as the first in a series of rate hikes.
  In early May, prospects for the bond market brightened. Economic activity moderated from its robust first-quarter pace, which made further rate hikes appear less necessary and helped investors regain confidence in the bond market. As a result, bond yields fell to their lowest point (on July 31) in 16 months. In August, however, strengthening growth caused bonds to again come under pressure.

                        HISTORICAL TREASURY YIELD CURVE

                   Years
                    to
                 Maturity             8/31/96         8/31/97
                 --------------------------------------------
                   3-Month           5.2800%         5.2100%

                   6-Month           5.4800%         5.3700%

                   1                 5.8900%         5.5600%

                   2                 6.3400%         5.9600%

                   3                 6.5200%         6.0800%

                   5                 6.7300%         6.2200%

                  10                 6.9400%         6.3400%
                  30                 7.1200%         6.6100%


                         Source: Bloomberg, L.P.

             The yield curve shifted downward across all maturities.

  During the period, the yield curve shifted downward. The yield on six-month Treasury bills fell slightly from 5.28% on August 31, 1996 to approximately 5.22% on August 31, 1997. Over the same time period, the yield on the 30-year U.S. Treasury bond declined from 7.12% to 6.61%.

ARM MARKET PERFORMED WELL, BUOYED BY LOW VOLATILITY AND STRONG INVESTOR DEMAND

  Adjustable rate mortgage securities (ARMs), which account for a significant percentage of the non-money market TCU portfolios, performed well during the period under review, supported by low volatility and a stable pace of mortgage prepayments. The ARM market's gains came primarily at the end of 1996 and early 1997, when interest rates rose sharply and prepayment activity slowed. As a result, yield spreads between ARMs and similar-duration Treasuries narrowed and have remained tight through the summer of 1997.

ECONOMIC OUTLOOK: GROWTH IS EXPECTED TO ACCELERATE DURING THE REMAINDER OF THE YEAR

  Despite slowing economic activity during the second quarter, Goldman Sachs' economists expect above-average growth to resume later in the year. Though we do not expect inflation to pick up measurably near term, accelerating growth could induce further Fed tightening sooner than the market is currently anticipating.

TCU MONEY MARKET PORTFOLIO

OBJECTIVE

  The objective of the TCU Money Market Portfolio (MMP) is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing in high-quality money market instruments authorized under the Federal Credit Union Act.

PERFORMANCE REVIEW

  For the 12-month period ended August 31, 1997, the TCU Money Market Portfolio had a total return of 5.43%, outperforming Donoghue's All-Taxable Money Market Index total return of 5.02%. As of August 31, 1997, the portfolio had a seven-day current yield of 5.52% and an effective yield of 5.67%./1/

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  During the period, we shifted the portfolio's asset allocation among the different sectors to add incremental yield. These changes included a significant reduction of the portfolio's allocation in lower yielding securities such as repurchase agreements (to 39.8% of the portfolio) and an increase in relatively higher yielding sectors such as bankers' acceptances/CDs (39.4%) and bank notes (10.6%). The remainder of the portfolio was a 6.8% position in Federal funds and a 3.4% position in variable rate obligations.

                  PORTFOLIO COMPOSITION AS OF AUGUST 31, 1997*

                  Repurchase Agreements............... 39.8%
                  Bankers' Acceptances and CDs........ 39.4%
                  Bank Notes.......................... 10.6%
                  Federal Funds.......................  6.8%
                  Variable Rate Obligations...........  3.4%



* These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

  We currently expect the Fed to tighten during the fourth quarter of 1997 or the early first quarter of 1998. We believe the portfolio is well positioned to take advantage of the expected backup in rates, and expect to maintain a neutral average maturity of 20 to 35 days. We intend to adhere to our disciplined approach while we wait for the market to become attractive enough for us to extend the portfolio's average maturity beyond this range.
---------------------
/1/ Please note that an investment in the portfolio is neither insured nor guaranteed by the U.S. government. There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00.

TCU GOVERNMENT SECURITIES PORTFOLIO

OBJECTIVE

  The TCU Government Securities Portfolio (GSP) seeks a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. The portfolio invests primarily in adjustable rate mortgage securities (ARMs) issued by the U.S. government, its agencies or instrumentalities. The TCU GSP's maximum duration is equal to that of a two-year U.S. Treasury security, and its target duration is to be no shorter than that of a six-month U.S. Treasury security and no longer than that of a one-year U.S. Treasury security. As of August 31, 1997, its actual duration was 0.73 years, nearly the same as the duration of a nine-month Treasury security at 0.75 years.

PERFORMANCE REVIEW

  For the 12-month period ended August 31, 1997, the total return of the TCU GSP was 7.09% (6.25% in dividend income and 0.84% in price appreciation), compared with 6.02% for the nine-month Treasury average. (The nine-month Treasury return is calculated by averaging the returns of the six-month Treasury bill and the one-year Treasury bill.)
  The portfolio outperformed the benchmark primarily due to its substantial exposure to ARMs. These securities contributed significantly to the portfolio's favorable results as low volatility, stable mortgage prepayments and strong investor demand all caused yield spreads between ARMs and similar-duration Treasuries to tighten.
  The portfolio's net asset value (NAV) rose during the period, closing at $9.84 on August 31, 1997, up $0.08 from its level a year earlier. As of August 31, the portfolio's distribution rate was 6.13% and its SEC 30-day yield was 6.10%.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  During the period, we initiated small positions in several sectors as we identified attractive relative-value trading opportunities. These new investments included sequential-pay collateralized mortgage obligations (CMOs) (1.9% of the portfolio as of August 31, 1997), fixed rate mortgage pass-throughs (1.6%), CMO floaters (1.4%) and an agency debenture (1.8%). In other sectors, we trimmed the portfolio's positions in ARMs and U.S. Treasuries to 71.1% and 21.2%, respectively. We focused on seasoned ARM issues, which, relative to nonseasoned securities, offer greater prepayment stability in falling rate environments and lower cap risk in rising rate environments.

                  PORTFOLIO COMPOSITION AS OF AUGUST 31, 1997*

                  ARMs................................ 71.1%
                  U.S. Treasuries..................... 21.2%
                  Sequentials.........................  1.9%
                  Agency Debenture....................  1.8%
                  Fixed Rate Mortgage
                   Pass-Throughs......................  1.6%
                  Floaters............................  1.4%
                  Super Floaters......................  0.5%
                  Repos/Cash Equivalents..............  0.5%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

  Near term, our outlook for the ARM market is neutral. Assuming mortgage prepayments remain stable, we believe ARM spreads are currently trading at fair value. CMOs are also generally trading at fair spreads relative to equal-duration Treasuries; however, specific structures within the CMO market continue to present attractive investment opportunities.

TCU MORTGAGE SECURITIES PORTFOLIO

OBJECTIVE

  The TCU Mortgage Securities Portfolio (MSP) seeks a high level of current income, consistent with relatively low volatility of principal. The portfolio invests in adjustable rate and fixed rate mortgage securities issued by the U.S. government, its agencies or instrumentalities and in mortgage securities rated AA or better by nationally recognized rating agencies. The TCU MSP invests in obligations authorized under the Federal Credit Union Act with a maximum duration not to exceed that of a three-year U.S. Treasury security and a target duration equal to that of its benchmark, the two-year U.S. Treasury security. As of August 31, 1997, the portfolio's actual duration was 1.85 years, in line with its benchmark.

PERFORMANCE REVIEW

  The portfolio's total return for the 12 months ended August 31, 1997 was 7.89% (6.82% from dividend income and 1.07% from price appreciation), outperforming the 6.95% return for the two-year U.S. Treasury note. The portfolio's favorable results were primarily due to its investments in adjustable rate mortgage securities (ARMs) and collateralized mortgage obligations (CMOs), which offered incremental yield advantage over similar-duration Treasuries.
  The portfolio also fared very well compared with its peers. For the 12 months ended August 31, 1997, the portfolio ranked third out of 63 short-term U.S. government funds based on total rate of return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)
  As of August 31, 1997, the portfolio's net asset value (NAV) was $9.75, up $0.10 from a year earlier. The portfolio's distribution rate and 30-day SEC yield were 6.51% and 6.59%, respectively, as of the end of the period.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  As the mortgage market richened during the period, we increased the portfolio's emphasis on securities having good cash flow stability. This strategy enabled us to adopt a somewhat defensive posture while continuing to capture incremental yield over Treasuries. The primary changes in the portfolio's structure were increased allocations to planned amortization class
(PAC) and sequential-pay CMO securities (to 32.6% and 22.5% of the portfolio, respectively) and decreased allocations to ARMs, U.S. Treasuries and fixed rate mortgage pass-throughs (to 21.0%, 13.3% and 5.1%, respectively). The remainder of the portfolio was invested in repurchase agreements/cash equivalents (5.5%).

                 PORTFOLIO COMPOSITION AS OF AUGUST 31, 1997*

                 PACs................................. 32.6%
                 Sequentials.......................... 22.5%
                 ARMs................................. 21.0%
                 U.S. Treasuries...................... 13.3%
                 Repos/Cash Equivalents...............  5.5%
                 Fixed Rate Mortgage Pass-Throughs....  5.1%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

Looking Forward

  We are currently cautious regarding the CMO market, which is generally trading at fair spreads relative to equal-duration Treasuries but does not offer significant tightening potential. However, specific structures within the CMO market continue to present attractive investment opportunities. We have a neutral outlook for the ARM market for the near term. Assuming mortgage prepayments remain stable, we believe ARM spreads are currently trading at fair value.

TCU PORTFOLIO DISTRIBUTION POLICY

  As required by tax law, all mutual funds, including the three TCU portfolios, must distribute substantially all of the taxable income they generate each year.

 . For the TCU Money Market Portfolio, substantially all of the net investment income and net short-term capital gains will be declared as a dividend on a daily basis and paid monthly. If the portfolio were to realize any net long-term capital gains, they would be distributed at calendar year-end.

 . For the TCU Government Securities Portfolio and the TCU Mortgage
   Securities Portfolio, we pay monthly dividends based on the income each portfolio is expected to generate during the month. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will increase and as interest rates decline, dividends will be reduced). In addition, because these TCU portfolios invest in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times, a portfolio may distribute amounts above or below current income levels. Any excess income, overdistributions or net capital gains generated will be paid out in a special distribution or adjusted at calendar year-end.

  We appreciate your confidence in the TCU portfolios and we look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ David A. Fishman
David A. Fishman
Portfolio Manager
TCU Money Market Portfolio

/s/ Jonathan A. Beinner                  /s/ James B. Clark
Jonathan A. Beinner                      James B. Clark

/s/ Peter D. Dion                        /s/ James P. McCarthy
Peter D. Dion                            James P. McCarthy


                   Portfolio Managers
          TCU Government Securities Portfolio
               TCU Mortgage Securities Portfolio

Goldman Sachs Asset Management
September 30, 1997

                            TRUST FOR CREDIT UNIONS
                             PERFORMANCE COMPARISON

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended August 31, 1997. Each of the two Trust for Credit Union portfolios is compared to its benchmarks assuming the following initial investment:

                        INITIAL
      PORTFOLIO        INVESTMENT                   COMPARE TO:
---------------------  ---------- ------------------------------------------------
Government Securities   $100,000  Lehman Brothers Mutual Fund Adjustable Rate
 ("GSP"):                         Mortgage Index ("Lehman ARM Index")(c); Lehman
                                  Brothers Mutual Fund Short (1-2) Government
                                  Index ("Lehman 1-2 Gov't Index"); 1-Year U.S.
                                  Treasury Bill ("1-year T-Bill"); 6-Month U.S.
                                  Treasury Bill ("6-month T-Bill").
Mortgage Securities     $500,000  Lehman ARM Index; Lehman Brothers Mutual Fund
 ("MSP"):                         Short (1-3) Government Index ("Lehman 1-3 Gov't
                                  Index"); 2-Year U.S. Treasury Note ("2-year T-
                                  Note").

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        Government Securities Portfolio

                       GSP         Lehman ARM Index(c)      Lehman 1-2 Gov't Index        1-year T-Bill(g)      6-Month T-Bill
                       ---         -------------------      ----------------------        ----------------      --------------
August 1, 1991(b)   $100,000              N/A*                  $100,000                    $100,000              $100,000
August 31, 1991     $100,565              N/A*                  $101,250                    $100,832              $100,603
January 1, 1992*                     $103,133
August 31, 1992     $107,303         $108,179                   $110,607                    $107,760              $106,172
August 31, 1993     $111,661         $114,961                   $116,102                    $111,873              $109,850
August 31, 1994     $114,266         $115,868                   $118,784                    $114,846              $113,692
August 31, 1995     $120,920         $125,399                   $127,130                    $122,280              $120,538
August 31, 1996     $128,513         $133,475                   $133,930                    $128,900              $127,060
August 31, 1997     $137,627         $144,108                   $142,980                    $137,120              $134,240

                ----------------------------------------------
                          Average Annual Total Return
                ----------------------------------------------
                  One Year     Five Year   Since Inception(a)
                ----------------------------------------------
                   7.09%         5.10%          5.41%
                ----------------------------------------------

                         Mortgage Securities Portfolio

                       MSP         Lehman ARM Index         Lehman 1-3 Gov't Index        2-year T-Bill
                       ---         ----------------         ----------------------        -------------
November 1, 1992(b) $500,000         $500,000                   $500,000                    $500,000
August 31, 1993     $532,570         $532,860                   $526,097                    $526,329
August 31, 1994     $537,871         $537,066                   $535,052                    $534,055
August 31, 1995     $581,995         $581,250                   $574,700                    $574,400
August 31, 1996     $615,069         $618,650                   $604,750                    $602,350
August 31, 1997     $663,590         $667,950                   $647,250                    $644,250

                ----------------------------------------------
                          Average Annual Total Return
                ----------------------------------------------
                     One Year           Since Inception(a)
                ----------------------------------------------
                      7.89%                    5.90%
                ----------------------------------------------

* This date should not appear on the graph. The Lehman ARM index for this fund should begin on 1/1/92 at the point that the GSP is at that date. For further explanation, see note (c).


(a) The Government Securities and Mortgage Securities Portfolios commenced operations July 10, 1991 and October 9, 1992, respectively.
(b) For comparative purposes, initial investments are assumed to be made on the first day of the month following each portfolio's inception.
(c) The calculation of The Lehman ARM Index was initiated for the month ended January 31, 1992. For comparative purposes in this graph, an initial investment for this index is assumed on January 1, 1992, at a value equal to the Government Securities Portfolio's investment at such date.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Unitholders and Trustees of
 Trust for Credit Unions:

  We have audited the accompanying statements of assets and liabilities of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, the Government Securities Portfolio, and the Mortgage Securities Portfolio), including the statements of investments as of August 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Trust for Credit Unions as of August 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 3, 1997

                            TRUST FOR CREDIT UNIONS

                                ---------------

                             MONEY MARKET PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

 PRINCIPAL              INTEREST                         MATURITY                         AMORTIZED
  AMOUNT                  RATE                             DATE                             COST
 ---------              --------                         --------                         ---------
                            BANK NOTES (10.6%)
 BankBoston, N.A.
 $ 10,000                 5.65%                          10/03/97                         $ 10,000
    7,000                 5.60                           11/17/97                            7,000
 Chase Manhattan Bank U.S.A.
   15,000                 5.68                           09/02/97                           15,000
 First Chicago NBD Corp.
   15,000                 5.68                           09/08/97                           15,000
                                                                                          --------
    Total Bank Notes................................                                      $ 47,000
                                                                                          --------
                      BANKERS' ACCEPTANCES(a) (8.9%)
 Corestates Bank, N.A.
 $  9,400                 5.48%                          11/18/97                         $  9,289
 Mellon Bank, N.A. Pittsburgh
   20,000                 5.50                           09/16/97                           19,954
 Republic National Bank of New York
    5,000                 5.57                           09/19/97                            4,986
 Union Bank of California
    5,000                 5.50                           09/23/97                            4,983
                                                                                          --------
    Total Bankers' Acceptances......................                                      $ 39,212
                                                                                          --------
                      CERTIFICATES OF DEPOSIT (30.6%)
 Bank One Columbus, N.A.
 $ 15,000                 5.52%                          09/24/97                         $ 15,000
 Bankers Trust Co., New York
   15,000                 5.59                           09/30/97                           15,000
 Crestar Bank
   10,000                 5.63                           11/25/97                           10,001
 First Tennessee Bank
   15,000                 5.53                           10/10/97                           15,000
 Morgan Guaranty Trust Co.
   10,000                 5.56                           11/06/97                           10,000
 Northern Trust Co., Chicago
   15,000                 5.55                           11/04/97                           15,000
 Old Kent Bank & Trust Co.
   15,000                 5.54                           11/18/97                           15,000

 PRINCIPAL             INTEREST                       MATURITY                       AMORTIZED
  AMOUNT                 RATE                           DATE                           COST
 ---------             --------                       --------                       ---------
                  CERTIFICATES OF DEPOSIT--(CONTINUED)
 Regions Bank
 $ 15,000                5.66%                        11/17/97                       $ 15,000
 U.S. National Bank of Oregon
   10,000                5.61                         09/22/97                         10,000
 Union Bank of California
    5,000                5.56                         10/28/97                          5,000
   10,000                5.60                         12/01/97                         10,000
                                                                                     --------
    Total Certificates of Deposit.................                                   $135,001
                                                                                     --------
                          FEDERAL FUNDS (6.8%)
 American Express Centurion Bank
 $ 15,000                5.55%                        09/10/97                       $ 15,000
 Bank of Hawaii
   15,000                5.53                         09/25/97                         15,000
                                                                                     --------
    Total Federal Funds...........................                                   $ 30,000
                                                                                     --------
                  VARIABLE RATE DEMAND NOTES(C) (3.4%)
 Corestates Bank, N.A.
 $  5,000                5.59%                        09/02/97                       $  5,000
 PNC Bank, N.A.
   10,000                5.52                         09/02/97                          9,994
                                                                                     --------
    Total Variable Rate Demand Notes..............                                   $ 14,994
                                                                                     --------
                      REPURCHASE AGREEMENT (39.9%)
 Joint Repurchase Agreement Account
 $175,900                5.55%                        09/02/97                       $175,900
                                                                                     --------
    Total Repurchase Agreement....................                                   $175,900
                                                                                     --------
    Total Investments.............................                                   $442,107(b)
                                                                                     ========

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) The rate disclosed for these securities represents the yield to maturity.
(b) The amount stated also represents aggregate cost for federal income tax purposes.
(c) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1997.

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                        GOVERNMENT SECURITIES PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                    MORTGAGE BACKED OBLIGATIONS (76.5%)
Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)(a) (25.0%)
 $ 1,753                  7.62%                            08/01/17                           $  1,818
   1,195                  8.04                             04/01/18                              1,251
   7,365                  7.72                             05/01/18                              7,701
   2,458                  7.62                             07/01/18                              2,564
  17,695                  7.82                             11/01/19                             18,621
   7,829                  7.65                             11/01/21                              8,165
   4,612                  7.61                             02/01/22                              4,808
  25,144                  7.90                             02/01/22                             26,468
  22,022                  7.93                             04/01/22                             23,058
   1,885                  7.16                             11/01/22                              1,909
   4,220                  7.29                             11/01/22                              4,233
  12,067                  7.82                             11/01/22                             12,663
   9,578                  7.81                             06/01/24                             10,072
   2,904                  7.38                             02/01/28                              3,004
   5,201                  7.42                             04/01/28                              5,352
   2,225                  7.63                             07/01/29                              2,276
   6,876                  7.66                             05/01/31                              7,129
                                                                                              --------
   Total Adjustable Rate FHLMC.......................                                         $141,092
                                                                                              --------
Adjustable Rate Federal National Mortgage Association (FNMA)(a) (38.1%)
 $ 3,497                  6.89%                            03/01/17                           $  3,575
   2,040                  7.48                             11/01/17                              2,129
  14,501                  7.48                             12/01/17                             15,082
   4,520                  7.48                             08/01/18                              4,708
   4,200                  7.74                             09/01/18                              4,416
   1,395                  7.60                             11/01/18                              1,450
   2,426                  7.46                             05/01/19                              2,511
  22,535                  7.45                             06/01/19                             23,432
   2,309                  7.52                             07/01/19                              2,403
   5,769                  7.00                             12/01/19                              5,674
   4,048                  7.86                             03/01/20                              4,271
   1,775                  7.59                             05/01/20                              1,853
  15,438                  7.43                             04/01/21                             16,031

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Adjustable Rate Federal National Mortgage Association (FNMA)--(Continued)
 $32,527                  7.72%                            09/01/21                           $ 34,138
   1,966                  7.51                             10/01/21                              2,036
   2,278                  7.73                             02/01/22                              2,394
  36,257                  7.80                             09/01/22                             38,030
  19,402                  7.71                             09/01/25                             20,378
   7,831                  6.07                             11/01/26                              7,838
   4,937                  7.56                             07/01/27                              5,140
   3,409                  7.47                             10/01/27                              3,550
  14,180                  6.07                             02/01/31                             14,033
                                                                                              --------
   Total Adjustable Rate FNMA........................                                         $215,072
                                                                                              --------
Adjustable Rate Government National Mortgage Association (GNMA)(a) (5.7%)
 $ 4,969                  7.37%                            04/20/22                           $  5,124
   6,399                  7.00                             02/20/23                              6,572
   7,018                  7.37                             06/20/23                              7,196
  13,142                  5.50                             06/20/27                             13,141
                                                                                              --------
   Total Adjustable Rate GNMA........................                                         $ 32,033
                                                                                              --------
Fixed Rate FHLMC (1.6%)
 $ 9,000                  6.50%                              TBA(b)                           $  8,885
                                                                                              --------
             Collateralized Mortgage Obligations (CMOs) (6.1%)
Adjustable Rate CMOs(a) (2.4%)
FNMA REMIC Trust 1990-145, Class A
 $13,218                  6.75%                            12/25/20                           $ 13,356
                                                                                              --------
Planned Amortization Class (PAC) CMOs (0.6%)
FNMA REMIC Trust 1990-24, Class E
 $ 3,100                  9.00%                            03/25/20                           $  3,261
                                                                                              --------
Regular Floater CMOs(a) (1.4%)
FHLMC REMIC Trust 1698, Class FA
 $ 2,966                  6.49%                            03/15/09                           $  2,984

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                  GOVERNMENT SECURITIES PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Regular Floater CMOs(a)--(Continued)
FNMA REMIC Trust 225C, Class FG
 $ 5,000                  6.77%                            12/25/23                           $  5,063
                                                                                              --------
   Total Regular Floater CMOs........................                                         $  8,047
                                                                                              --------
Sequential Fixed Rate CMOs (1.3%)
FNMA REMIC Trust 1989-10, Class D
 $ 3,146                  9.50%                            07/25/09                           $  3,246
FNMA REMIC Trust 1989-80, Class E
   3,942                  9.00                             09/25/18                              4,076
                                                                                              --------
   Total Sequential Fixed Rate CMOs..................                                         $  7,322
                                                                                              --------
Super Floater CMOs(a) (0.4%)
FNMA REMIC Trust 1992-157, Class FA
 $ 2,614                  1.87%                            03/25/04                           $  2,569
                                                                                              --------
   Total CMOs........................................                                         $ 34,555
                                                                                              --------
   Total Mortgage Backed Obligations (cost
    $429,888)........................................                                         $431,637
                                                                                              --------
                         AGENCY DEBENTURES (1.8%)
Sri Lanka Aid(a)
 $10,000                  6.12%                            11/01/24                           $ 10,000
                                                                                              --------
   Total Agency Debentures
    (cost $10,000)...................................                                         $ 10,000
                                                                                              --------
                     U.S. TREASURY OBLIGATIONS (20.8%)
U.S. Treasury Notes
 $89,500                  5.88%                            04/30/98                           $ 89,640
   7,000                  6.00                             08/15/99                              7,001
  10,050                  6.88                             08/31/99                             10,216
  11,000                  5.63                             11/30/00                             10,838
                                                                                              --------
   Total U.S. Treasury Obligations (cost $117,708)...                                         $117,695
                                                                                              --------

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                        REPURCHASE AGREEMENT (3.3%)
Joint Repurchase Agreement Account(c)
 $18,600                  5.60%                            09/02/97                           $ 18,600
                                                                                              --------
   Total Repurchase Agreement (cost $18,600).........                                         $ 18,600
                                                                                              --------
   Total Investments
    (cost $576,196(d))...............................                                         $577,932
                                                                                              ========
-------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value
  exceeds cost.......................................                                         $  3,355
 Gross unrealized loss for investments in which cost
  exceeds value......................................                                           (1,623)
                                                                                              --------
 Net unrealized gain.................................                                         $  1,732
                                                                                              ========
-------------------------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1997.
(b) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/- 2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(c) A portion of this security is being segregated for open TBA purchases.
(d) The aggregate cost for federal income tax purposes is $576,200.

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                         MORTGAGE SECURITIES PORTFOLIO

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                    MORTGAGE BACKED OBLIGATIONS (81.1%)
Fixed Rate Federal Home Loan Mortgage Corp.
 (FHLMC) (2.8%)
 $10,000                  6.70%                            09/25/22                           $  9,635
                                                                                              --------
Fixed Rate Federal National Mortgage Association (FNMA) (2.0%)
 $ 2,848                  6.00%                            09/01/07                           $  2,808
   1,370                  6.00                             10/01/08                              1,341
   2,966                  6.00                             06/01/09                              2,905
                                                                                              --------
   Total Fixed Rate FNMA.............................                                         $  7,054
                                                                                              --------
            Collateralized Mortgage Obligations (CMOs) (76.3%)
Adjustable Rate CMOs(a) (21.1%)
Citicorp Mortgage Securities, Inc. 1992-17,
 Class A
 $ 6,363                  7.65%                            10/25/22                           $  6,521
CMC Securities Corp. II 1993-I, Class A2
   3,301                  7.21                             09/25/23                              3,353
Imperial Savings Association 1988-3, Class A
   1,761                  7.54                             01/25/18                              1,767
Independent National Mortgage Corp.
 1994-W, Class A1
   2,399                  8.30                             12/25/24                              2,452
Merrill Lynch Mortgage Investors, Inc.
 1994-I, Class A1
   5,456                  8.07                             01/25/05                              5,578
Prudential Home Mortgage 1992-8, Class A1
   1,051                  8.15                             04/25/22                              1,063
Resolution Trust Corp. 1992-04, Class B2
   4,500                  7.58                             07/25/28                              4,584
Resolution Trust Corp. 1992-11, Class B2
  10,201                  7.59                             10/25/24                             10,298
Resolution Trust Corp. 1994-1, Class M3
   6,281                  7.97                             09/25/29                              6,494
Resolution Trust Corp. 1995-1, Class A3
   9,134                  7.26                             10/25/28                              9,334

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Adjustable Rate CMOs--(Continued)
Resolution Trust Corp. 1995-1, Class M3
 $ 2,706                  7.26%                            10/25/28                           $  2,752
Ryland Mortgage Securities Corp.
 1989-FN1, Class A
   1,098                  7.59                             11/01/18                              1,109
Ryland Mortgage Securities Corp. 1991-4,
 Class A1
   1,634                  7.42                             02/25/20                              1,632
Ryland Mortgage Securities Corp. 1991-B1,
 Class 1
   1,400                  7.53                             03/25/20                              1,422
Ryland Mortgage Securities Corp. 1992-3,
 Class A2
     310                  7.58                             06/25/20                                310
Salomon Brothers Mortgage Securities
 1990-3A, Class 1
   1,624                  6.85                             11/25/20                              1,633
Salomon Brothers Mortgage Securities
 1994-20, Class A
   4,955                  8.08                             12/25/24                              5,117
Saxon Mortgage Securities Corp. 1992-1,
 Class B1
   6,800                  7.78                             09/25/22                              6,827
Saxon Mortgage Securities Corp. 1994-11,
 Class A
   1,481                  7.97                             12/25/24                              1,526
                                                                                              --------
   Total Adjustable Rate CMOs........................                                         $ 73,772
                                                                                              --------
Planned Amortization Class (PAC) CMOs (31.8%)
Chemical Mortgage Securities, Inc.
 Series 1994-1, Class A1
 $ 4,465                  6.25%                            01/25/09                           $  4,308
CMC Securities Corp. 1993-F, Class A2
   5,000                  6.75                             11/25/23                              4,991

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   MORTGAGE SECURITIES PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Planned Amortization Class (PAC) CMOs--(Continued)
Countrywide Mortgage Backed Securities,
 Inc. Series 1994-I, Class A4
 $ 7,280                  6.25%                            07/25/09                           $  7,260
FHLMC Series 1293, Class Z
   2,499                  7.50                             07/15/99                              2,539
FHLMC Series 1526, Class E
   6,500                  5.75                             03/15/16                              6,439
FHLMC Series 1584, Class E
   9,550                  5.75                             10/15/16                              9,428
FHLMC Series 1632, Class PE
   3,500                  5.50                             09/15/21                              3,408
FHLMC Series 1985, Class PC
  18,000                  6.35                             05/17/18                             17,781
FNMA Series 93-174, Class Z
  12,642                  6.00                             07/25/06                             12,456
GE Capital Mortgage Services, Inc.
  13,565                  6.50                             03/25/27                             13,762
GE Capital Mortgage Services, Inc. 1994-15,
 Class A8
   5,362                  6.00                             04/25/09                              5,299
GE Capital Mortgage Services, Inc. 1994-07,
 Class A6
   1,877                  5.50                             02/25/09                              1,838
GE Capital Mortgage Services, Inc. 1994-13,
 Class A1
   2,590                  6.50                             04/25/24                              2,582
Housing Securities, Inc. 1993-E, Class E8
   7,587                 10.00                             02/25/08                              7,936
Paine Webber Mortgage Acceptance Corp.
 1993-6, Class A3
   6,800                  6.90                             08/25/08                              6,836
Prudential Home Mortgage 1993-54, Class A4
   4,721                  6.50                             01/25/24                              4,703
                                                                                              --------
   Total PAC CMOs....................................                                         $111,566
                                                                                              --------

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                 MORTGAGE BACKED OBLIGATIONS--(CONTINUED)
Sequential Fixed Rate CMOs (23.4%)
Bear Stearns Secured Investors Trust
 1987-2, Class D
 $ 2,119                  9.95%                            10/20/18                           $  2,305
CMC Securities Corp. 1993-C, Class C3
   3,328                  9.55                             04/25/08                              3,546
Collateralized Mortgage Obligation Trust
 Series 12, Class D
   4,481                  9.50                             02/01/17                              4,606
Collateralized Mortgage Obligation Trust
 Series 64, Class Y
  12,918                  9.00                             05/20/06                             13,249
FNMA REMIC Trust 1988-12, Class A
   3,398                 10.00                             02/25/18                              3,585
FNMA REMIC Trust 1989-12, Class X
   4,669                 10.00                             12/25/14                              4,813
FNMA REMIC Trust 1989-59, Class H
   9,328                  7.75                             10/25/18                              9,439
Housing Securities, Inc. 1994-2, Class A1
  10,963                  6.50                             07/25/09                             10,769
Prudential Home Mortgage 1992-A,
 Class 1B1
   3,142                  7.20                              4/28/22                              3,137
Prudential Home Mortgage 1993-38,
 Class A4
  18,017                  9.55                             09/25/23                             19,182
Salomon Brothers Mortgage Securities
 1984-2, Class Z
   7,145                 10.00                             12/01/14                              7,452
                                                                                              --------
   Total Sequential Fixed Rate CMOs..................                                         $ 82,083
                                                                                              --------
   Total CMOs........................................                                         $267,421
                                                                                              --------
   Total Mortgage Backed Obligations (cost
    $282,852)........................................                                         $284,110
                                                                                              --------

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   MORTGAGE SECURITIES PORTFOLIO--(CONTINUED)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1997
                                ($ IN THOUSANDS)

PRINCIPAL               INTEREST                           MATURITY
 AMOUNT                   RATE                               DATE                              VALUE
---------               --------                           --------                            -----
                     U.S. TREASURY OBLIGATIONS (13.1%)
U.S. Treasury Notes
 $ 3,000                  6.00%                            08/15/99                           $  3,001
   6,700                  6.13                             07/31/00                              6,706
  12,000                  5.63                             11/30/00                             11,824
   6,570                  7.88                             11/15/04                              7,140
U.S. Treasury Principal-Only Stripped
 Securities(b)
  12,400                  6.44%                            11/15/04                              7,861
  15,500                  6.47                             05/15/05                              9,499
                                                                                              --------
   Total U.S. Treasury Obligations (cost $45,966)....                                         $ 46,031
                                                                                              --------
                        REPURCHASE AGREEMENT (8.4%)
Joint Repurchase Agreement Account(c)
 $29,400                  5.60%                            09/02/97                           $ 29,400
                                                                                              --------
   Total Repurchase Agreement (cost $29,400).........                                         $ 29,400
                                                                                              --------
   Total Investments
    (cost $358,218(d))...............................                                         $359,541
                                                                                              ========

-----------------------
FEDERAL INCOME
 TAX
 INFORMATION:
 Gross
  unrealized
  gain for
  investments
  in which
  value
  exceeds
  cost........ $ 2,863
 Gross
  unrealized
  loss for
  investments
  in which
  cost exceeds
  value.......  (1,549)
               -------
 Net
  unrealized
  gain........ $ 1,314
               =======
-----------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate securities. Coupon rates disclosed are that which are in effect at August 31, 1997.
(b) The interest rate disclosed for these securities represents effective yields to maturity.
(c) A portion of this security is being segregated for open purchases.
(d) The aggregate cost for federal income tax purposes is $358,227.

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1997

                                           MONEY      GOVERNMENT     MORTGAGE
                                           MARKET     SECURITIES    SECURITIES
                                         PORTFOLIO    PORTFOLIO     PORTFOLIO
                                        ------------ ------------  ------------
   ASSETS
   Investment in securities, at value
    (cost $442,106,662, $576,196,037,
    and $358,218,395, respectively)...  $442,106,662 $577,931,871  $359,541,137
   Cash...............................        71,921       74,361        74,603
   Receivables:
    Investment securities sold........            --   11,277,486    16,428,895
    Interest..........................     1,298,149    5,798,489     2,395,544
   Deferred organization expenses,
    net...............................            --           --           967
   Other assets.......................         3,337       68,469            --
                                        ------------ ------------  ------------
       Total assets...................   443,480,069  595,150,676   378,441,146
                                        ------------ ------------  ------------
   LIABILITIES
   Payables:
    Investment securities purchased...            --   27,923,611    26,562,229
    Fund shares repurchased...........            --      125,000            --
    Dividends.........................     2,198,445    2,269,189     1,458,779
    Advisory Fees.....................        23,784       95,932        59,181
    Administration Fees...............         7,923       47,964        14,795
   Accrued expenses and other
    liabilities.......................        45,241       47,219        30,943
                                        ------------ ------------  ------------
       Total liabilities..............     2,275,393   30,508,915    28,125,927
                                        ------------ ------------  ------------
   NET ASSETS
   Paid-in capital....................   441,204,676  581,950,036   360,550,064
   Distributions in excess of net
    investment income.................            --     (580,622)   (1,300,680)
   Accumulated net realized loss on
    investment transactions...........            --  (18,463,487)  (10,256,907)
   Net unrealized gain on investments.            --    1,735,834     1,322,742
                                        ------------ ------------  ------------
       Net assets.....................  $441,204,676 $564,641,761  $350,315,219
                                        ============ ============  ============
   Net asset value & public offering
    price per unit (net assets/units
    outstanding)......................         $1.00        $9.84         $9.75
                                        ============ ============  ============
   UNITS OUTSTANDING
   Total units outstanding, $0.001 par
    value (unlimited number of
    units authorized).................   441,204,676   57,397,464    35,925,213
                                        ============ ============  ============

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997

                                             MONEY     GOVERNMENT    MORTGAGE
                                            MARKET     SECURITIES   SECURITIES
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
                                          -----------  -----------  -----------
   INVESTMENT INCOME:
    Interest income.....................  $23,683,433  $34,420,952  $22,996,886
                                          -----------  -----------  -----------
   EXPENSES:
    Advisory fees.......................      796,813    1,082,182      668,959
    Administration fees.................      431,209      541,091      167,240
    Custodian fees......................       72,694       75,334       58,253
    Professional fees...................       62,176       81,001       64,211
    Trustees' fees......................       21,894       22,661       10,979
    Amortization of deferred
     organization expense...............          --           --         9,037
    Other expenses......................       39,484       47,452       29,299
                                          -----------  -----------  -----------
    Total expenses......................    1,424,270    1,849,721    1,007,978
   Less--Fee waivers and expense
    reimbursements......................     (630,772)          --           --
                                          -----------  -----------  -----------
    Net expenses........................      793,498    1,849,721    1,007,978
                                          -----------  -----------  -----------
   NET INVESTMENT INCOME................   22,889,935   32,571,231   21,988,908
   NET REALIZED GAIN (LOSS) ON
    INVESTMENT TRANSACTIONS.............           --   (1,471,081)     901,649
   NET CHANGE IN UNREALIZED GAIN ON
    INVESTMENTS.........................           --    5,778,256    2,440,462
                                          -----------  -----------  -----------
   NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.....................  $22,889,935  $36,878,406  $25,331,019
                                          ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                       STATEMENT OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED AUGUST 31, 1997

                                        MONEY        GOVERNMENT     MORTGAGE
                                       MARKET        SECURITIES    SECURITIES
                                      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                   ---------------  ------------  ------------
FROM OPERATIONS:
 Net investment income...........  $    22,889,935  $ 32,571,231  $ 21,988,908
 Net realized gain (loss) on
  investment transactions........               --    (1,471,081)      901,649
 Net change in unrealized gain on
  investments....................               --     5,778,256     2,440,462
                                   ---------------  ------------  ------------
 Net increase in net assets
  resulting from operations......       22,889,935    36,878,406    25,331,019
                                   ---------------  ------------  ------------
DISTRIBUTION TO UNITHOLDERS:
 From net investment income......      (22,889,935)  (32,571,231)  (21,988,908)
 In excess of net investment
  income.........................               --      (184,815)      (35,416)
                                   ---------------  ------------  ------------
 Total distributions to
  unitholders....................      (22,889,935)  (32,756,046)  (22,024,324)
                                   ---------------  ------------  ------------
FROM UNIT TRANSACTIONS:
 Proceeds from sales of shares...    4,961,231,607   107,339,190    39,341,948
 Reinvestment of dividends and
  distributions..................       11,661,004     6,072,657     4,572,906
 Cost of units repurchased.......   (4,958,397,761)  (88,594,881)  (29,452,760)
                                   ---------------  ------------  ------------
 Net increase in net assets
  resulting from unit
  transactions...................       14,494,850    24,816,966    14,462,094
                                   ---------------  ------------  ------------
 Total Increase..................       14,494,850    28,939,326    17,768,789
NET ASSETS:
 Beginning of year...............      426,709,826   535,702,435   332,546,430
                                   ---------------  ------------  ------------
 End of year.....................  $   441,204,676  $564,641,761  $350,315,219
                                   ===============  ============  ============
ACCUMULATED UNDISTRIBUTED
 (DISTRIBUTIONS IN EXCESS OF) NET
 INVESTMENT INCOME...............  $            --  $   (580,622) $ (1,300,680)
                                   ===============  ============  ============
SUMMARY OF UNIT TRANSACTIONS:
 Units sold......................    4,961,231,607    10,921,160     4,039,134
 Reinvestment of dividends and
  distributions..................       11,661,004       618,333       469,421
 Units repurchased...............   (4,958,397,761)   (9,016,857)   (3,026,928)
                                   ---------------  ------------  ------------
 Increase in units outstanding...       14,494,850     2,522,636     1,481,627
                                   ===============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                       STATEMENT OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED AUGUST 31, 1996

                                        MONEY        GOVERNMENT     MORTGAGE
                                       MARKET        SECURITIES    SECURITIES
                                      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                   ---------------  ------------  ------------
FROM OPERATIONS:
 Net investment income...........  $    26,593,606  $ 32,865,667  $ 20,402,162
 Net realized gain (loss) from
  investment transactions........               --    (2,540,339)   (1,362,172)
 Net change in unrealized gain
  (loss) on investments..........               --     2,123,885    (2,371,245)
                                   ---------------  ------------  ------------
 Net increase in net assets re-
  sulting from operations........       26,593,606    32,449,213    16,668,745
                                   ---------------  ------------  ------------
DISTRIBUTIONS TO UNITHOLDERS:
 From net investment income......      (26,593,606)  (32,575,731)  (19,872,792)
                                   ---------------  ------------  ------------
 Total distributions to
  unitholders....................      (26,593,606)  (32,575,731)  (19,872,792)
                                   ---------------  ------------  ------------
FROM UNIT TRANSACTIONS:
 Proceeds from sale of units.....    4,407,395,102    71,305,733    84,209,886
 Reinvestment of dividends and
  distributions..................       14,016,210     5,926,024     3,681,644
 Cost of units repurchased.......   (4,376,797,402)  (71,061,723)  (16,550,279)
                                   ---------------  ------------  ------------
 Net increase in net assets from
  unit transactions..............       44,613,910     6,170,034    71,341,251
                                   ---------------  ------------  ------------
 Total increase..................       44,613,910     6,043,516    68,137,204
NET ASSETS:
 Beginning of year...............      382,095,916   529,658,919   264,409,226
                                   ---------------  ------------  ------------
 End of year.....................  $   426,709,826  $535,702,435  $332,546,430
                                   ===============  ============  ============
ACCUMULATED UNDISTRIBUTED (DIS-
 TRIBUTIONS IN EXCESS OF) NET IN-
 VESTMENT INCOME.................  $            --  $   (395,807) $ (1,273,901)
                                   ===============  ============  ============
SUMMARY OF UNIT TRANSACTIONS:
 Units sold......................    4,407,395,102     7,283,062     8,597,649
 Reinvestment of dividends and
  distributions..................       14,016,210       606,093       377,883
 Units repurchased...............   (4,376,797,402)   (7,267,669)   (1,692,128)
                                   ---------------  ------------  ------------
 Increase in units outstanding...       44,613,910       621,486     7,283,404
                                   ===============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                    INCOME FROM            DISTRIBUTIONS TO
                               INVESTMENT OPERATIONS         UNITHOLDERS
                               ---------------------- ----------------------------
                                                                                                                RATIO OF
                                                                                                                  NET
                                                                            FROM                      RATIO OF  INVEST-
                        NET                                        IN       NET      NET                NET       MENT      NET
                       ASSET                  NET       FROM     EXCESS    REAL-    ASSET             EXPENSES   INCOME    ASSETS
                      VALUE AT    NET      REALIZED     NET      OF NET     IZED    VALUE                TO        TO      AT END
                       BEGIN-   INVEST-     GAIN ON   INVEST-   INVEST-   GAIN ON     AT              AVERAGE   AVERAGE      OF
                      NING OF     MENT      INVEST-     MENT      MENT    INVEST-   END OF   TOTAL      NET       NET      PERIOD
                       PERIOD    INCOME    MENTS(a)    INCOME    INCOME    MENTS    PERIOD RETURN(b)   ASSETS    ASSETS   (000'S)
                      -------- ---------- ----------- --------  --------  --------  ------ ---------  --------  --------  --------
Year ended:8/31/97..   $1.00   $   0.0530 $       --  $(0.0530) $     --  $     --  $1.00    5.43%      0.18%     5.31%   $441,205
    8/31/96.........    1.00       0.0539         --   (0.0539)       --        --   1.00    5.51       0.19      5.37     426,710
    8/31/95.........    1.00       0.0555         --   (0.0553)       --        --   1.00    5.56       0.20      5.55     382,096
    8/31/94.........    1.00       0.0329     0.0002   (0.0342)  (0.0001)  (0.0002)  1.00    3.50       0.25      3.29     216,989
    8/31/93.........    1.00       0.0305     0.0004   (0.0305)       --   (0.0005)  1.00    3.14       0.25      3.05     616,229
    8/31/92.........    1.00       0.0416     0.0008   (0.0416)       --   (0.0007)  1.00    4.39       0.25      4.16     864,924
    8/31/91.........    1.00       0.0641         --   (0.0641)       --        --   1.00    6.93       0.25      6.41     654,977
    8/31/90.........    1.00       0.0824         --   (0.0824)       --        --   1.00    8.58       0.25      8.24     258,304
    8/31/89.........    1.00       0.0899         --   (0.0899)       --        --   1.00    9.28       0.25      8.99     167,331
5/17/88(c) to
8/31/88.............    1.00       0.0214         --   (0.0214)       --        --   1.00    7.40(d)    0.25(d)   7.27(d)  106,739
                       RATIO INFORMATION
                      ASSUMING NO WAIVER
                      OF FEES OR EXPENSE
                        REIMBURSEMENTS
                      --------------------
                                 RATIO OF
                                   NET
                      RATIO OF  INVESTMENT
                      EXPENSES    INCOME
                         TO         TO
                      AVERAGE    AVERAGE
                        NET        NET
                       ASSETS     ASSETS
                      --------- ----------
Year ended:8/31/97..    0.33%      5.16%
    8/31/96.........    0.31       5.25
    8/31/95.........    0.33       5.42
    8/31/94.........    0.34       3.20
    8/31/93.........    0.33       2.97
    8/31/92.........    0.29       4.12
    8/31/91.........    0.25       6.41
    8/31/90.........    0.25       8.24
    8/31/89.........    0.25       8.99
5/17/88(c) to
8/31/88.............    0.25(d)    7.27(d)

(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Commencement of operations.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                        GOVERNMENT SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                    INCOME FROM          DISTRIBUTIONS TO
                               INVESTMENT OPERATIONS        UNITHOLDERS
                               -----------------------   ------------------
                                                                                                         RATIO OF
                                                                                                           NET
                                              NET                                              RATIO OF  INVEST-
                        NET                 REALIZED                  IN      NET                NET       MENT
                       ASSET                  AND          FROM     EXCESS   ASSET             EXPENSES   INCOME    PORT-
                      VALUE AT   NET       UNREALIZED      NET      OF NET   VALUE                TO        TO      FOLIO
                       BEGIN-  INVEST-    GAIN (LOSS)    INVEST-   INVEST-     AT              AVERAGE   AVERAGE    TURN-
                      NING OF    MENT     ON INVEST-       MENT      MENT    END OF   TOTAL      NET       NET      OVER
                       PERIOD   INCOME      MENTS(a)      INCOME    INCOME   PERIOD RETURN(b)   ASSETS    ASSETS   RATE(c)
                      -------- ---------- ------------   --------  --------  ------ ---------  --------  --------  -------
Year ended:8/31/97..   $ 9.76  $   0.5911  $    0.0829   $(0.5911) $(0.0029) $ 9.84   7.09%      0.34%     6.02%    88.02%
    8/31/96 ........     9.76      0.6024      (0.0055)   (0.5969)       --    9.76   6.26       0.35      6.16    149.66
    8/31/95.........     9.78      0.5515      (0.0011)   (0.5582)  (0.0122)   9.76   5.82       0.34      5.65     70.58
    8/31/94.........     9.97      0.4286      (0.1974)   (0.4212)       --    9.78   2.33       0.35      4.25     42.27
    8/31/93.........    10.03      0.4641      (0.0599)   (0.4630)  (0.0012)   9.97   4.06       0.34      4.58     67.38
    8/31/92.........    10.00      0.5588       0.0311    (0.5594)       --   10.03   6.68       0.36      5.91    195.53
7/10/91(d) to
8/31/91.............    10.00      0.0873      (0.0016)   (0.0857)       --   10.00   7.02(e)    0.48(e)   7.16(e)   3.56
                                  RATIO INFORMATION
                                 ASSUMING NO WAIVER
                                 OF FEES OR EXPENSE
                                   REIMBURSEMENTS
                                 --------------------
                                            RATIO OF
                                              NET
                         NET     RATIO OF  INVESTMENT
                        ASSETS   EXPENSES    INCOME
                        AT END      TO         TO
                          OF     AVERAGE    AVERAGE
                        PERIOD     NET        NET
                       (000'S)    ASSETS     ASSETS
                      ---------- --------- ----------
Year ended:8/31/97..  $  564,642   0.34%      6.02%
    8/31/96 ........     535,702   0.35       6.16
    8/31/95.........     529,659   0.34       5.65
    8/31/94.........     594,331   0.37       4.23
    8/31/93.........   1,122,484   0.47       4.45
    8/31/92.........   1,153,410   0.59       5.68
7/10/91(d) to
8/31/91.............      94,139   0.73(e)    6.91(e)

(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                   ---------

                         MORTGAGE SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                    INCOME FROM                   DISTRIBUTIONS TO
                               INVESTMENT OPERATIONS                 UNITHOLDERS
                               -----------------------   --------------------------------------
                                              NET                               IN                                RATIO OF
                        NET                 REALIZED                  IN      EXCESS              NET               NET
                       ASSET                  AND          FROM     EXCESS    OF NET             ASSET            EXPENSES
                      VALUE AT   NET       UNREALIZED      NET      OF NET   REALIZED            VALUE               TO
                       BEGIN-  INVEST-    GAIN (LOSS)    INVEST-   INVEST-   GAIN ON     FROM      AT             AVERAGE
                      NING OF    MENT      ON INVEST-      MENT      MENT    INVEST-   PAID-IN   END OF   TOTAL     NET
                       PERIOD   INCOME      MENTS(a)      INCOME    INCOME    MENTS    CAPITAL   PERIOD RETURN(b)  ASSETS
                      -------- ---------- ------------   --------  --------  --------  --------  ------ --------- --------
Year ended:8/31/97..   $ 9.65  $   0.6399  $    0.1011   $(0.6399) $(0.0011) $     --  $     --  $ 9.75   7.89%     0.30%
    8/31/96.........     9.74      0.6604      (0.1195)   (0.6309)       --        --        --    9.65   5.67      0.28
    8/31/95.........     9.62      0.6075       0.1539    (0.6075)  (0.0175)       --   (0.0164)   9.74   8.20      0.26
    8/31/94.........    10.13      0.5533      (0.4530)   (0.5719)  (0.0340)  (0.0044)       --    9.62   1.00      0.28
10/9/92(d) to
8/31/93.............    10.00      0.4895       0.1144    (0.4702)       --        --        --   10.13   6.27      0.33(e)
                                                   RATIO INFORMATION
                                                  ASSUMING NO WAIVER
                                                        OF FEES
                                                  --------------------
                      RATIO OF
                        NET                                  RATIO OF
                      INVEST-                                  NET
                        MENT               NET    RATIO OF  INVESTMENT
                       INCOME    PORT-    ASSETS  EXPENSES    INCOME
                         TO      FOLIO    AT END     TO         TO
                      AVERAGE    TURN-      OF    AVERAGE    AVERAGE
                        NET      OVER     PERIOD    NET        NET
                       ASSETS   RATE(c)  (000'S)   ASSETS     ASSETS
                      --------- -------- -------- --------- ----------
Year ended:8/31/97..    6.57%   106.10%  $350,315   0.30%      6.57%
    8/31/96.........    6.64    163.42    332,546   0.30       6.62
    8/31/95.........    6.36    130.98    264,409   0.32       6.30
    8/31/94.........    5.66    188.58    283,886   0.29       5.65
10/9/92(d) to
8/31/93.............    5.64(e) 146.24    213,510   0.38(e)    5.59(e)

(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

  The accompanying notes are an integral part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                         NOTES TO FINANCIAL STATEMENTS

                                AUGUST 31, 1997
1.ORGANIZATION
  Trust for Credit Unions (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of three diversified portfolios: the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio. Units of the Fund are offered for sale solely to state and federally chartered credit unions.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies followed by the Fund which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A.Investment Valuation
  For the Government Securities Portfolio and Mortgage Securities Portfolio, investments in mortgage backed, asset backed, and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Other securities are value based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Fund's Board of Trustees. Portfolio securities for which accurate market quotations are not readily available are value based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Fund's Board of Trustees. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Government Securities Portfolio and Mortgage Securities Portfolio are valued at amortized cost, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 B.Security Transactions and Investment Income
  Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. For the Money Market Portfolio, interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Mortgage Securities Portfolio amortizes market discounts and premiums on certain mortgage backed securities and treasury obligations.

  For the Government Securities Portfolio and Mortgage Securities Portfolio, premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized on an effective yield basis over the expected life of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

 C.Mortgage Dollar Rolls
  The Government Securities and Mortgage Securities Portfolios may enter into mortgage "dollar rolls" in which the portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The portfolios will hold and maintain cash or liquid debt securities in an amount equal to the forward purchase price in a segregated account until the settlement date. For financial reporting and tax reporting purposes, the portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 D.Federal Taxes
  It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable income to its unitholders. Accordingly, no federal tax provisions are required. The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with income tax rules and is based upon the best available information. Therefore, in the accompanying financial statements, the source of a portfolio's distributions may be shown as (i) from net investment income, (ii) in excess of net investment income, (iii) from net realized gains on investment transactions, (iv) in excess of net realized gains on investment transactions, and/or (v) from capital.

  As of each portfolio's most recent tax year-end, the following portfolios had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

          PORTFOLIO                     AMOUNT              YEARS OF EXPIRATION
   ------------------------ ------------------------------- -------------------
   Government Securities...           $18,980,000               1999 - 2005
   Mortgage Securities.....            10,116,000               2002 - 2005

  These amounts are available to be carried forward to offset future capital gains of the corresponding portfolios to the extent permitted by applicable laws or regulations.

 E.Deferred Organization Expenses
  Organization-related costs are being amortized on a straight-line basis over a period of five years for the Mortgage Securities Portfolio.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 F.Expenses
  Expenses incurred by the Fund that do not specifically relate to an individual portfolio of the Fund are allocated to the portfolios based on each portfolio's relative average net assets for the period.

3.AGREEMENTS
  Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment advisor pursuant to an Advisory Agreement with the Fund. Under the Advisory Agreement, Goldman Sachs, subject to the general supervision of the Fund's Trustees, manages the Fund's portfolios and provides certain administrative services for the Fund. As compensation for services rendered under the Advisory Agreement and the assumption of the expenses related thereto, Goldman Sachs is entitled to a fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                   PORTFOLIO                         ASSET LEVELS           FEE
   ----------------------------------------- ----------------------------  -----
   Money Market............................. up to $300 million            0.20%
                                             in excess of $300 million     0.15%
   Government Securities.................... all                           0.20%
   Mortgage Securities...................... all                           0.20%

  Effective July 1, 1997, Goldman Sachs voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to .06% of all assets; prior thereto, Goldman Sachs voluntarily agreed to limit its advisory fee to
 .12% of the first $250 million, .10% of the next $250 million, .09% of the next $250 million and .08% over $750 million of the portfolio's average daily net assets. For the year ended August 31, 1997, Goldman Sachs waived advisory fees amounting to $356,960.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
3.AGREEMENTS--(CONTINUED)
  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") serves as the Fund's administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, and 39 major credit unions are limited partners. Under the Administration Agreement, CUFSLP, subject to general supervision of the Fund's Trustees, provides certain administrative services to the Fund. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                               PORTFOLIO                      FEE
            ------------------------------------------------ -----
            Money Market.................................... 0.10%
            Government Securities........................... 0.10%
            Mortgage Securities............................. 0.05%

  Effective July 1, 1997, CUFSLP voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to .02% of all assets; prior thereto, CUFSLP voluntarily agreed to limit its administration fee to .05% of the first $500 million, .04% of the next $250 million and .03% over $750 million of the portfolio's average net assets. For the year ended August 31, 1997, CUFSLP waived administration fees amounting to $240,343.

  Effective July 1, 1995, CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Expenses") of the Money Market Portfolio exceed 0.20% of the average daily net assets of the Money Market Portfolio, CUFSLP will either reduce the administration fees otherwise payable or pay such expenses of the Money Market Portfolio. Effective July 1, 1997-August 31, 1997, the expense limitation of the fund remained at 0.20% on a daily basis. For the fiscal year ended August 31, 1997, CUFSLP reimbursed the Money Market Portfolio $33,469 under this agreement.

  CUFSLP and Goldman Sachs have each voluntarily agreed to limit the other annualized ordinary expenses (excluding advisory, administration fees, interest, taxes, brokerage and extraordinary expenses) of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed .05% up to .10% of the Government Securities Portfolio's average daily net assets, and Goldman Sachs will reimburse expenses that exceed .10% up to .15% of the Government Securities Portfolio's average daily net assets. For the year ended August 31, 1997, no expenses were required to be reimbursed by CUFSLP or Goldman Sachs under this agreement.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
3.AGREEMENTS--(CONTINUED)
  Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of units of the Fund. For the year ended August 31, 1997, neither received any compensation for this service. Goldman Sachs also serves as transfer agent of the Fund for a fee.

4.INVESTMENT TRANSACTIONS
  Purchases and proceeds of sales or maturities of long-term securities for the Government Securities Portfolio and Mortgage Securities Portfolio for the year ended August 31, 1997 were as follows ($ in thousands):

                                                           GOVERNMENT  MORTGAGE
                                                           SECURITIES SECURITIES
                                                           PORTFOLIO  PORTFOLIO
                                                           ---------- ----------
Purchases of U.S. Government and agency obligations......   $452,003   $217,179
Purchases (excluding U.S. Government and agency obliga-
 tions)..................................................         --    129,627
Sales or maturities of U.S. Government and agency obliga-
 tions...................................................    427,890    262,261
Sales or maturities (excluding U.S. Government and agency
 obligations)............................................         --     83,601

5.REPURCHASE AGREEMENTS
  During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank and Trust Company, the Fund's custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
6.JOINT REPURCHASE AGREEMENT ACCOUNTS
  The portfolios, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in repurchase agreements. The underlying securities for the repurchase agreements include U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities.

  As of August 31, 1997, the Money Market Portfolio had a 3.34% undivided interest in the repurchase agreements in the following joint account which equaled $5,273,300,000 in principal amount. As of August 31, 1997, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows ($ in thousands):

                                         PRINCIPAL  INTEREST MATURITY AMORTIZED
                                           AMOUNT     RATE     DATE      COST
                                         ---------- -------- -------- ----------
Bear Stearns Companies, Inc., dated
 08/29/97, repurchase price $500,309
 (U.S. Treasury Stripped Securities:
 $509,404, 11/15/97-02/15/97...........  $  500,000   5.57%  09/02/97 $  500,000
Deutsche Bank, dated 08/29/97,
 repurchase price $790,490 (U.S.
 Treasury Notes: $777,890, 5.00-7.25%,
 01/31/98-04/15/04) (U.S. Treasury
 Bill: $27,911, 02/18/98)..............     790,000   5.58   09/02/97    790,000
Donaldson Lufkin & Jenrette, Inc.,
 dated 08/29/97, repurchase price
 $500,309
 (U.S. Treasury Stripped Securities:
 $507,826, 06/25/98-11/15/06) (U.S.
 Treasury Note: $2,174, 4.75%,
 8/31/98)..............................     500,000   5.56   09/02/97    500,000
Goldman, Sachs & Co., dated 08/29/97,
 repurchase price $1,040,641 (U.S.
 Treasury Bond: $44,048, 9.375%,
 02/15/06) (U.S. Treasury Notes:
 $828,972, 4.75-7.50%, 10/31/97-
 08/15/07) (U.S. Treasury Bills:
 $188,434, 09/11/97-01/29/98)..........   1,040,000   5.55   09/02/97  1,040,000
Morgan Stanley & Co., dated 08/29/97,
 repurchase price $783,786 (U.S.
 Treasury Infl. In. Notes: $541,249,
 3.375-3.625%, 07/15/02-01/15/02) (U.S.
 Treasury Note: $661, 7.75%, 12/31/99)
 (U.S. Treasury Bill: $257,105,
 04/30/98).............................     783,300   5.58   09/02/97    783,300
J.P. Morgan Securities, dated 08/29/97,
 repurchase price $150,090 (U.S.
 Treasury Note: $153,419, 6.50%,
 04/30/99).............................     150,000   5.40   09/02/97    150,000
UBS Securities Corp., dated 08/29/97,
 repurchase price $350,212 (U.S.
 Treasury Notes: $359,144, 5.875-
 13.75%, 07/31/98-08/15/04)............     350,000   5.45   09/02/97    350,000
UBS Securities Corp., dated 08/29/97,
 repurchase price $275,165 (U.S.
 Treasury Notes: $282,189, 5.00-8.75%,
 01/31/99-08/15/00)....................     275,000   5.40   09/02/97    275,000
Swiss Bank Corp., dated 08/29/97,
 repurchase price $885,548 (U.S.
 Treasury Bonds: $147,765, 10.75-
 13.75%, 02/15/01-05/15/05) (U.S.
 Treasury Notes: $756,654,
 4.75-8.125%, 08/31/97-11/15/05).......     885,000   5.57   09/02/97    885,000
                                                                      ----------
 Total Joint Repurchase Agreement Account...........................  $5,273,300
                                                                      ==========

                            TRUST FOR CREDIT UNIONS

                                ---------------

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                AUGUST 31, 1997
6.JOINT REPURCHASE AGREEMENT ACCOUNTS--(CONTINUED)
  As of August 31, 1997, the Government Securities Portfolio and the Mortgage Securities Portfolio had a 1.29% and 2.04% undivided interest, respectively, in the repurchase agreements in the following joint account, which equaled $1,441,300,000 in principal amount. As of August 31, 1997, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows ($ in thousands):

                                          PRINCIPAL INTEREST MATURITY AMORTIZED
                                           AMOUNT     RATE     DATE      COST
                                          --------- -------- -------- ----------
Bear Stearns Companies, Inc., dated
 08/29/97, repurchase price $650,405
 (FHLMC: $385,794, 6.50-9.50%, 01/01/17-
 08/01/27) (FNMA: $183,648,
 7.00-7.50%, 04/01/09-09/01/27) (GNMA:
 $97,747, 7.00%, 08/15/27)..............  $650,000    5.61%  09/02/97 $  650,000
Dresdner Kleinwort Benson, NA., dated
 08/29/97, repurchase price $400,249
 (FFCB: $29,927, 5.53-5.69%, 10/01//97-
 02/02/98) (FHDN: $4,415, 09/17/97-
 10/22/97) (FHLB: $39,790, 5.63-6.29%,
 11/06/97-03/24/99) (FHLMC: $254, 6.70%,
 01/05/07) (FNMA: $31,318, 5.50%, 2/98)
 (FNMA: $305, 6.25%, 11/10/99) (FHLMC:
 $148,995, 09/16/97-11/12/97) (GNMA:
 $131,230, 6.50-7.50%) (U.S. Treasury
 Note: $8,407, 5.50%, 09/30/97) (U.S.
 Treasury Bills: $13,365, 02/26/98).....   400,000    5.60   09/02/97    400,000
Nomura Securities Inc., dated 08/29/97,
 repurchase price $125,078 (FHLMC:
 $14,210, 6.00-8.50%, 04/01/09-08/01/27)
 (FHLB: $62,629, 6.58-7.00%, 09/02/97-
 05/28/02) (FHLMC: $2,287, 7.44%,
 09/20/06) (FNMA: $26,590, 6.00-8.89%,
 11/01/03-09/01/27) (FNMA: $21,784,
 6.82-7.56%, 08/23/05-04/30/07).........   125,000    5.60   09/02/97    125,000
Morgan Stanley & Co., dated 08/29/97,
 repurchase price $16,310 (U.S. Treasury
 Bill: $16,630, 08/20/98)...............    16,300    5.58   09/02/97     16,300
J.P. Morgan Securities, Inc., dated
 08/29/97, repurchase price $250,156
 (FFCB: $54,619, 5.53-5.60%, 11/03/97-
 02/02/98) (FHLB: $95,920, 5.71-6.315%,
 01/21/98-12/18/98) (FNMA: $41,996,
 5.85%, 10/01/97) (U.S. Treasury Note:
 $62,829, 9.55%, 11/10/97)..............   250,000    5.60   09/02/97    250,000
                                                                      ----------
 Total Joint Repurchase Agreement Account...........................  $1,441,300
                                                                      ==========

7.CERTAIN RECLASSIFICATIONS
  In accordance with Statement of Position 93-2, the Mortgage Securities Portfolio has reclassified $8,637, which represents a decrease to paid-in capital and an increase to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the portfolio and is designed to present the portfolio's capital accounts on a tax basis.

8.OTHER MATTERS
  Pursuant to an SEC exemptive order, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements with Goldman Sachs or certain of its affiliates, subject to certain limitations as follows:
25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions on an annual basis.

This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.

Goldman
Sachs

TCUANN97

-----------------------------
            TRUST

      for Credit Unions
-----------------------------

TRUSTEES
Rudolf J. Hanley, Chairman
Robert M. Coen, Vice-Chairman
Gene R. Artemenko
James C. Barr
Edgar F. Callahan
John T. Collins
Thomas S. Condit
Betty G. Hobbs
John P. McNulty
John L. Ostby
Wendell A. Sebastian
OFFICERS
Wendell A. Sebastian
President
Charles W. Filson
Vice President
John W. Mosior
Vice President
James A. Fitzpatrick
Vice President
Scott M. Gilman
Treasurer
John M. Perlowski
Assistant Treasurer
Michael J. Richman
Secretary
Howard B. Surloff
Assistant Secretary
ADMINISTRATOR
Callahan Credit Union Financial Services Limited Partnership
INVESTMENT ADVISOR
Goldman Sachs Asset Management,
a separate operating division
of Goldman, Sachs & Co.
TRANSFER AGENT
Goldman, Sachs & Co.
DISTRIBUTORS
Callahan Financial Services, Inc.
Goldman, Sachs & Co.